                                                                      Barclays Bank PLC
                                                                      5 The North Colonnade
                                                                      Canary Wharf
                                                                      London E14 4BB
                                                                      Tel +44 (0)20 7623 2323

DATE:                               March 29, 2007

TO:                                 Deutsche  Bank  Trust  Company  Americas,  not  individually  but  solely  as the
                                    Supplemental  Interest Trust Trustee on behalf of the Supplemental Interest Trust
                                    with  respect  to  the  RALI  Series   2007-QH3  Trust,   Mortgage   Asset-Backed
                                    Pass-Through Certificates, Series 2007-QH3.

FROM:                               Barclays Bank PLC

SUBJECT:                            Fixed Income Derivatives Confirmation

REFERENCE NUMBER: 1683809B

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the  terms  and  conditions  of the
Transaction  entered into on the Trade Date specified  below (the  "TRANSACTION")  between  Barclays Bank PLC ("PARTY
A") and Deutsche Bank Trust Company Americas,  not individually but solely as the Supplemental Interest Trust Trustee on behalf of the Supplemental  Interest Trust with respect to the RALI Series 2007-QH3 Trust,  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2007-QH3  ("PARTY  B").  This  Confirmation  evidences  a complete  and  binding agreement  between you and us to enter into the  Transaction  on the terms set forth below and  replaces any previous agreement between us with respect to the subject matter hereof.  This Confirmation  constitutes a "CONFIRMATION"  and also  constitutes a "SCHEDULE"  as referred to in the ISDA Master  Agreement,  and  Paragraph 13 of a Credit  Support
Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  -  Cross  Border)  as  published  and  copyrighted  in  1992 by the
         International  Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item 3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New
         York Law Only version) as published  and  copyrighted  in 1994 by the  International  Swaps and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT  SUPPORT  ANNEX").
         For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such
         ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference  into the Schedule;  (iii) the Credit  Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each  reference  herein to a "Part" will be construed as a reference  to the  provisions  herein deemed incorporated in a Schedule to the ISDA Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

         Trade Date:                                 March 27, 2007

         Effective Date:                             April 25, 2007

         Termination Date:                           March 25, 2012,  subject to adjustment in accordance  with the
                                                     Following  Business Day Convention;  provided,  however,  that for the  purpose  of  determining  the final  Fixed Rate Payer
                                                     Period  End Date,  Termination  Date  shall be  subject  to No
                                                     Adjustment.

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B

                  Fixed Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  May  25,  2007,  and  ending  on the
                                                     Termination Date, with no adjustment.

                  Fixed Rate Payer
                  Payment Dates:                     Early  Payment  shall be  applicable.  The  Fixed  Rate  Payer
                                                     Payment Date shall be one Business  Day  preceding  each Fixed
                                                     Rate Payer Period End Date.

                  Fixed Rate:                        5.02%

                  Fixed Amount:                      To be determined in accordance with the following formula:

                                                     Fixed Rate*Notional Amount*Fixed Rate Day Count Fraction

                  Fixed Rate Day
                  Count Fraction:                    Actual/360

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Floating Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  May  25,  2007,  and  ending  on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:                     Early  Payment  shall be  applicable.  The Floating Rate Payer
                                                     Payment  Date  shall  be  one  Business  Day  preceding   each
                                                     Floating Rate Payer Period End Date.

                  Floating Rate Option:              USD-LIBOR-BBA

                  Floating Amount:                   To be determined in accordance with the following formula:

                                                     Floating Rate  Option*Notional  Amount*Floating Rate Day Count
                                                     Fraction

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

                  Calculation Agent:                 Party A

                  Upfront Payment:                   USD 985,000 to be paid by Party A to Goldman Sachs & Co. on
                                                                            March 29, 2007

         Account Details and Settlement Information:

                  Payments to Party A:      Correspondent: BARCLAYS BANK PLC NEW YORK
                                            FEED: 026002574
                                            Beneficiary:  BARCLAYS SWAPS
                                            Beneficiary Account: 050-01922-8

                  Payments to Party B:      Deutsche Bank Trust Company Americas
                                            ABA 021-001-033
                                            A/C # 01419663
                                            A/C Name NYLTD Funds Control - Stars West
                                            Ref: RALI 2007-QH3

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

         (i)      The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that notwithstanding anything to the contrary in Section
                  5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B; provided,  however, that notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any  obligation  to be complied  with or  performed by
                  Party A under the Credit  Support  Annex shall not  constitute  an Event of Default  under  Section
                  5(a)(ii) unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more  Local  Business  Days and (B) such  failure  is not  remedied  on or before  the third  Local
                  Business Day after notice of such failure is given to Party A.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding anything to the contrary in Section 5(a)(iii)(1),  any failure by Party A to comply with or  perform  any  obligation  to be  complied  with or  performed  by Party A under the Credit
                  Support  Annex  shall not  constitute  an Event of Default  under  Section  5(a)(iii)  unless (A) a
                  Required  Ratings  Downgrade  Event has occurred and been  continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT  UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "SPECIFIED  INDEBTEDNESS"  will have the meaning  specified  in Section  14,  except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "THRESHOLD AMOUNT" means with respect to Party A an amount equal three percent (3%) of the
                  Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                  "Shareholders'  Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual  audited  financial  statements  of such entity) of (i) its capital stock  (including preferred stock)  outstanding,  taken at par value, (ii) its capital surplus and (iii) its retained earnings,  minus (iv) treasury stock,  each to be determined in accordance with generally  accepted accounting principles.

         (vii)    The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party
                  B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B;
                  provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5) or
                  (6) as amended".

         (viii)   The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii) will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market  Quotation  will apply,  provided,  however,  that, in the event of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a Reference  Market-maker that is an Eligible Replacement,  (2)
                           for an amount that would be paid to Party B (expressed  as a negative  number) or by Party
                           B (expressed as a positive number) in  consideration  of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (3) made on the basis  that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount equal to:

                           (a)      If a  Market  Quotation  for the  relevant  Terminated  Transaction  or  group of
                                    Terminated  Transactions  is accepted by Party B so as to become legally  binding on or before the day falling ten Local  Business  Days after the day on which the
                                    Early  Termination  Date is designated,  or such later day as Party B may specify in writing to Party A, but in either  case no later than one Local  Business  Day prior to the Early  Termination  Date (such day,  the "LATEST  SETTLEMENT  AMOUNT
                                    DETERMINATION  DAY"), the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the relevant Terminated Transaction or group of Terminated  Transactions has been accepted  by  Party B so as to  become  legally  binding  and one or more  Market
                                    Quotations  from  Approved  Replacements  have been made and  remain  capable  of becoming legally binding upon acceptance,  the Settlement  Amount shall equal the
                                    Termination  Currency  Equivalent of the amount (whether positive or negative) of the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such  Market  Quotations  shall be the lowest  Market  Quotation  of such  Market
                                    Quotations  expressed as a positive  number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation  expressed as a negative number with the largest absolute value); or

                           (c)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the  relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotation from an  Approved  Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the Settlement  Amount shall equal Party B's Loss (whether  positive or  negative  and  without  reference  to any Unpaid  Amounts)  for the  relevant
                                    Terminated Transaction or group of Terminated Transactions.

                  (C)      Party A may  obtain  Market  Quotations,  and if Party B  requests  Party A in  writing to obtain Market  Quotations,  Party A shall use its  reasonable  efforts to do so before the
                           Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) SECOND METHOD AND MARKET QUOTATION.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market  Quotations  from Approved  Replacements  remain  capable of becoming  legally binding  upon  acceptance,  Party B shall be  entitled  to accept  only the lowest of such
                           Market  Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                           Quotation expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           None.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           None.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

                  INDEMNIFIABLE  TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of this
                  Agreement,  all Taxes in relation to payments by Party A shall be  Indemnifiable  Taxes  unless (i)
                  such Taxes are assessed  directly  against Party B and not by deduction or  withholding  by Party A or  (ii)  arise  as a  result  of a  Change  in Tax  Law  (in  which  case  such  Tax  shall  be an
                  Indemnifiable  Tax only if such Tax  satisfies  the  definition  of  Indemnifiable  Tax provided in
                  Section  14). In relation to  payments by Party B, no Tax shall be an  Indemnifiable  Tax,  Section
                  2(d)(i)(4)  shall not apply to Party B as X and Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be  required  to pay any  additional  amounts  referred to therein.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A and Party B    Any form or document required or reasonably        Promptly upon  reasonable  demand by the other
                       requested to allow the other party to make         party.
                       payments under the Agreement without any
                       deduction or withholding for or on account of
                       any Tax, or with such deduction or withholding
                       at a reduced rate.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any documents  reasonably required by    Upon the execution and delivery of       Yes
Party B                the  receiving  party to evidence the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual  Report  of  Party A  containing  Promptly upon request after becoming     Yes
                       consolidated    financial    statements  publicly available
                       certified  by   independent   certified
                       public   accountants  and  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                Opinions   of   counsel   to   Party  A  Upon the execution and delivery of       No
                       substantially  in the form of Exhibit A  this Agreement
                       to this Confirmation

Party B                An  executed  copy of the  Pooling  and  Promptly following finalization thereof  No
                       Servicing Agreement

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:          5 The North Colonnade
                           Canary Wharf
                           London E14 4BB
         Facsimile:        44(20) 777 36461
         Phone:            44(20) 777 36810

         (For all purposes)

         Address for notices or communications to Party B:

         Address:         Deutsche Bank Trust company Americas
                          1761 East St. Andrew Place
                          Santa Ana, CA  92705
         Attention:       Trust Administration - RF07H3
         Phone:           714 247-6000
         Fax:             714 855-1557

          With a copy to:

         Address:          Residential Funding Company, LLC
                           2255 North Ontario, Suite 400
                           Burbank, CA
         Attention:        Bond Administration
         Facsimile No.:    (818) 260-1815

          (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's obligations under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole  (including any claim or  controversy  arising out of or relating to this  Agreement),  without  regard to the  conflict of law  provisions  thereof  other than New York General
         Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction  hereunder.  Notwithstanding  anything to the contrary in Section 2(c), amounts that are payable with respect to the same  Calculation  Period  shall be netted,  as provided in Section  2(c),  even if such amounts are not due on the same Payment Date.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of
         Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii)     CONDITIONS  PRECEDENT.  Section  2(a)(iii)  is hereby  amended by adding the  following  at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "Specific Event");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     RELATIONSHIP BETWEEN PARTIES.

                           (1)      NON-RELIANCE.  It is not  relying on any  communication  (written or oral) of the other  party as  investment  advice  or as a  recommendation  to enter  into that
                                    Transaction,  it being understood that  information and  explanations  related to the terms and  conditions  of a  Transaction  will not be  considered  investment advice or a  recommendation  to enter  into that  Transaction.  No  communication
                                    (written  or  oral)  received  from  the  other  party  will be  deemed  to be an assurance or guarantee as to the expected results of that Transaction.

                           (2)      ASSESSMENT  AND  UNDERSTANDING.  It is  capable  of  assessing  the merits of and understanding  (on its own behalf or through  independent  professional  advice),
                                    and   understands  and  accepts,   the  terms,   conditions  and  risks  of  that
                                    Transaction.  It is also  capable of  assuming,  and  assumes,  the risks of that
                                    Transaction.

                           (3)      PURPOSE.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      STATUS OF PARTIES.  The other party is not acting as fiduciary  for or advisor to it in respect of the Transaction.

                           (5)      ELIGIBLE  CONTRACT  PARTICIPANT.  It is an  "eligible  contract  participant"  as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of subparagraph  (i)
                  and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit  Support  Annex,  then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole  Affected  Party with  respect to such  Additional
                  Termination Event.

(II)     SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has  occurred and been continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm  Offer to be the  transferee  of all of Party A's  rights  and  obligations  under this
                  Agreement  (and such Firm  Offer  remains  an offer  that will  become  legally  binding  upon such
                  Eligible  Replacement upon acceptance by the offeree) and/or (ii) an Eligible  Guarantor has made a
                  Firm Offer to provide an Eligible  Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor  immediately upon acceptance by the offeree),  then an
                  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii)    AMENDMENT OF POOLING AND SERVICING  AGREEMENT.  If,  without the prior  written  consent of Party A where such  consent is required  under the Pooling and  Servicing  Agreement  (such  consent not be unreasonably  withheld),  an  amendment  is made  to the  Pooling  and  Servicing  Agreement  which amendment could  reasonably be expected to have a material adverse effect on the interests of Party
                  A  (excluding,  for the avoidance of doubt,  any  amendment to the Pooling and Servicing  Agreement that is entered into solely for the purpose of appointing a successor  servicer,  master  servicer, securities  administrator,  trustee or other service provider) under this Agreement,  an Additional
                  Termination  Event  shall  have  occurred  with  respect  to Party B and  Party B shall be the sole
                  Affected  Party  with  respect  to such  Additional  Termination  Event;  provided,  however,  that notwithstanding  Section 6(b)(iv) of this Agreement,  both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

         (iv)     REGULATION  AB:  If,  upon the  occurrence  of a  disclosure  event  pursuant  to  Section 2 of the
                  Indemnification  Agreement, dated February 29, 2007, (the "Item 1115 Agreement") by and among Party
                  A, Residential  Accredit Loans,  Inc. (the "Depositor") and Residential  Funding Company,  LLC (the
                  "Sponsor"),  Party A has not, within 5 Business Days after such  disclosure  event (a) provided the information  required by Section 2 of the Item 1115 Agreement,  (b) secured another entity (through a  Permitted  Transfer)  to  replace  Party A as party to this  Agreement,  on terms  substantially similar to this  Agreement  and the Item 1115  Agreement and subject to prior  notification  to the
                  Rating  Agencies,  which entity (and a guarantor  therefore)  meets or exceeds the Approved Ratings
                  Threshold  (and which  satisfies  the Rating Agency  Condition)  and which entity is able to comply with the  requirements  of Item  1115 of  Regulation  AB and (c)  obtain a  guaranty  of Party  A's obligations  under this  Agreement  from an  affiliate  of Party A that is able to comply  with the financial information  disclosure  requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to Party
                  A, then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole affected party with respect to such Additional  Termination  Event. The Depositor and Sponsor shall be express third party beneficiaries of this Agreement

(V)      OPTIONAL  TERMINATION OF  SECURITIZATION.  An Additional  Termination Event shall occur upon the notice to
                  Certificateholders of an Optional Termination becoming  unrescindable in accordance with Article IX of the Pooling and Servicing  Agreement  (such notice,  the "Optional  Termination  Notice").  With respect to such Additional  Termination  Event:  (A) Party B shall be the sole Affected Party;  (B)
                  notwithstanding  anything  to the  contrary  in  Section  6(b)(iv)  or Section  6(c)(i),  the final
                  Distribution  Date specified in the Optional  Termination  Notice is hereby designated as the Early
                  Termination  Date for this Additional  Termination  Event in respect of all Affected  Transactions;
                  (C) Section  2(a)(iii)(2)  shall not be applicable to any Affected  Transaction in connection  with the Early  Termination  Date  resulting from this  Additional  Termination  Event;  notwithstanding anything to the contrary in Section  6(c)(ii),  payments and  deliveries  under Section  2(a)(i) or
                  Section 2(e) in respect of the Terminated  Transactions  resulting from this Additional Termination
                  Event will be required to be made through and including the Early  Termination Date designated as a result of this Additional  Termination Event;  provided,  for the avoidance of doubt, that any such payments  or  deliveries  that  are made on or prior to such  Early  Termination  Date  will not be treated as Unpaid  Amounts in determining  the amount payable in respect of such Early  Termination
                  Date; (D) notwithstanding  anything to the contrary in Section 6(d)(i),  (I) if, no later than 4:00 pm New York City time on the day that is four  Business Days prior to the final  Distribution  Date specified in the Optional  Termination  Notice,  the Trustee  requests the amount of the  Estimated
                  Swap  Termination  Payment,  Party A shall provide to the Trustee in writing  (which may be done in electronic  format) the amount of the Estimated Swap Termination  Payment no later than 2:00 pm New
                  York City time on the  following  Business  Day and (II) if the  Trustee  provides  written  notice
                  (which may be done in  electronic  format) to Party A no later than two Business  Days prior to the final  Distribution Date specified in the Optional  Termination Notice that all requirements of the
                  Optional  Termination  have been met,  then Party A shall,  no later than one Business Day prior to the final  Distribution Date specified in the Optional  Termination  Notice,  make the calculations contemplated  by Section 6(e) of the ISDA Master  Agreement (as amended  herein) and provide to the
                  Trustee in writing  (which may be done in electronic  format) the amount  payable by either Party B or Party A in respect of the related  Early  Termination  Date in connection  with this  Additional
                  Termination  Event;  provided,  however,  that the amount payable by Party B, if any, in respect of the related Early  Termination Date shall be the lesser of (x) the amount calculated to be due from
                  Party B  pursuant  to  Section  6(e)  and (y)  the  Estimated  Swap  Termination  Payment;  and (E)
                  notwithstanding  anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this  Additional  Termination  Event will be payable on the final  Distribution  Date specified  in the  Optional  Termination  Notice  and any  amount  due  from  Party A to Party B in respect of this  Additional  Termination  Event will be payable one Business Day prior to the final
                  Distribution Date specified  in the Optional Termination Notice.

                  The Trustee shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings  Threshold,  then Party A shall, as soon as reasonably  practicable and so long as a
         Required Ratings Downgrade Event is in effect, at its own expense,  use commercially  reasonable  efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d), the Item
                  1115  Agreement,  or the succeeding  sentence,  neither Party A nor Party B is permitted to assign, novate or  transfer  (whether by way of  security  or  otherwise)  as a whole or in part any of its rights,  obligations  or  interests  under the  Agreement or any  Transaction  unless (a) the prior written consent of the other party not to be  unreasonably  withheld is obtained and (b) the Rating
                  Agency Condition has been satisfied with respect to S&P, except that:

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger  with or into,  or  transfer  of all or  substantially  all its assets to,  another entity (but without prejudice to any other right or remedy under this Agreement);  and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable to it from a
                           Defaulting Party under Section 6(e).

                           At any time at which no Relevant  Entity has credit ratings at least equal to the Approved
                           Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party A's  expense,  execute  such  documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.
(f)      [Reserved]

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Trust and the  proceeds  thereof,  in  accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the  directors, officers,  employees,  shareholders  or  affiliates  of the  Party B with  respect  to any  claims,  losses, damages,  liabilities,  indemnities or other  obligations in connection with any  transactions  contemplated hereby. In the event that the Trust and the proceeds  thereof,  should be insufficient to satisfy all claims outstanding  and following the  realization of the account held by the Trust and the proceeds  thereof,  any claims  against  or  obligations  of Party B under  the ISDA  Master  Agreement  or any  other  confirmation thereunder still  outstanding  shall be extinguished  and thereafter not revive.  The Trustee shall not have liability  for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in receiving  amounts in the  account  held by the Trust from the Trust  created  pursuant  to the  Pooling and
         Servicing Agreement.  This provision will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.  For the  avoidance  of doubt,  interest on any payment  due in respect of an Early  Termination  Date under Section 6(e) will in all events accrue interest from (and including)  such Early  Termination  Date to
         (but excluding) the date on which the relevant payment is made.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be effectively  designated  hereunder by Party B and, except as provided in Part 5(f) hereto,  no transfer of any rights or obligations  under this  Agreement  shall be made by either party unless each Swap
         Rating Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against  Party B, the Trust,  or the trust formed  pursuant to the
         Pooling and Servicing Agreement, in any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings or other  proceedings  under any federal or state  bankruptcy or similar law for a period of one year (or,  if  longer,  the  applicable  preference  period)  and one day  following  payment in full of the
         Certificates and any Notes;  provided,  however,  that nothing will preclude,  or be deemed to stop, Party A
         (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the  applicable  preference  period  then in  effect,  in (A) any case or  proceeding  voluntarily commenced  by Party B or (B) any  involuntary  insolvency  proceeding  filed or  commenced by a Person other than Party A, or (ii) from  commencing  against Party B or any of the  Collateral  any legal action which is not a bankruptcy,  reorganization,  arrangement,  insolvency, moratorium, liquidation or similar proceeding.
         This provision will survive the termination of this Agreement.

(n)      TRUSTEE  CAPACITY.  It is expressly  understood and agreed by the parties hereto that (i) this  Confirmation is executed and  delivered by Deutsche Bank Trust  Company  Americas,  not  individually  or personally  but solely as  Supplemental  Interest  Trust Trustee of the  Supplemental  Interest  Trust under the Pooling and
         Servicing  Agreement  pursuant to which the Trust was formed,  in the  exercise of the powers and  authority conferred  upon and  vested  in it,  and  pursuant  to  instructions  set  forth  therein,  (ii) each of the representations,  undertakings  and agreements by Deutsche Bank Trust Company  Americas is made and intended not as a personal  representation,  undertaking  or agreement of Deutsche Bank Trust Company  Americas,  but solely for the purpose of binding only the  Supplemental  Interest  Trust,  (iii) nothing  herein  contained shall be construed as imposing any liability  upon Deutsche Bank Trust  Company  Americas,  individually  or personally,  to perform any covenant (either express or implied)  contained herein,  and all such liability, if any, is hereby expressly waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through one of the parties hereto,  and (iv) under no circumstances  shall Deutsche Bank Trust
         Company  Americas be personally  liable for the payment of any  indebtedness or expenses of the Supplemental
         Interest  Trust,  or be liable  for the breach or failure of any  obligation,  representation,  warranty  or covenant made or undertaken by the Trust under this Confirmation, the Agreement or any related document.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(q)      ESCROW  PAYMENTS.  If (whether by reason of the time difference  between the cities in which payments are to be made or  otherwise)  it is not  possible for  simultaneous  payments to be made on any date on which both parties are required to make payments  hereunder,  either Party may at its option and in its sole discretion notify the other  Party that  payments  on that date are to be made in escrow.  In this case  deposit of the payment  due  earlier  on that  date  shall be made by 2:00 pm  (local  time at the  place  for the  earlier payment) on that date with an escrow agent  selected by the  notifying  party,  accompanied  by  irrevocable payment  instructions  (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow agent of the required  deposit of any  corresponding  payment  payable by the other party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment is not made on that same date, to return the payment deposited to the party that paid it into  escrow.  The party  that  elects to have  payments  made in escrow  shall pay all costs of the escrow arrangements.

(r)      CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in  respect  of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         Party A represents  to Party B on the date on which it enters into this  Agreement  that Party A is entering into the  Agreement  and the  Transaction  as  principal  and not as agent of any  person.  Party B  further represents to Party A on the date on which  Deutsche Bank Trust Company  America  enters into this Agreement that it is entering into the Agreement and the  Transaction not  individually  but solely in its capacity as
         Supplemental  Interest  Trust Trustee  pursuant to the powers and  authority  vested in it under the Pooling and Servicing Agreement.

(w)      ACKNOWLEDGEMENTS.

(i)      Substantial  financial  transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained  from engaging in)  substantial  financial transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties  into the  Transaction  being  entered  into on the terms and  conditions  set forth  herein  and in the  Pooling  and  Servicing  Agreement  relating  to  such  Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

         (ii)     Bankruptcy  Code.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)      ADDITIONAL DEFINITIONS.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.  In addition, as used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's
                  First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which entity would  satisfy  conditions  (a),  (b),  (c) and (d) of the  definition  of
                  Permitted  Transfer if such entity were a  Transferee,  as defined in the  definition  of Permitted
                  Transfer.

                  "DERIVATIVE  PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole Affected
                  Party or (iii) an Additional  Termination  Event with respect to which Party A is the sole Affected
                  Party.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future obligations  (for the  avoidance  of doubt,  not limited to payment  obligations)  of Party A or an
                  Eligible  Replacement to Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor  rather  than surety and that is  directly  enforceable  by Party B, the form and substance of which  guarantee are subject to the Rating Agency  Condition  (other than with respect to  Moody's),  and  either  (A) a law firm has given a legal  opinion  confirming  that none of the guarantor's  payments  to  Party  B under  such  guarantee  will be  subject  to Tax  collected  by withholding  or (B) such  guarantee  provides  that,  in the  event  that  any of such  guarantor's payments to Party B are subject to Tax collected by withholding,  such guarantor is required to pay such additional  amount as is necessary to ensure that the net amount actually  received by Party B
                  (free and clear of any Tax collected by withholding)  will equal the full amount Party B would have received had no such withholding been required.

                  "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit  ratings  from S&P at least equal to the
                  Approved  Ratings  Threshold and (B) has credit  ratings from Moody's at least equal to the Moody's
                  Second Trigger Ratings Threshold,  provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible  Guarantor  with credit  ratings below the Moody's First Trigger  Ratings  Threshold will not  cause a  Collateral  Event (as  defined  in the  Credit  Support  Annex)  not to occur or continue.

                  "ELIGIBLE  REPLACEMENT" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the Approved  Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the
                  Moody's Second Trigger Ratings  Threshold,  provided,  for the avoidance of doubt, that an Eligible
                  Replacement with credit ratings below the Moody's First Trigger Ratings  Threshold will not cause a
                  Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to
                  Moody's,  or (ii) the present and future  obligations  (for the avoidance of doubt,  not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an
                  Eligible Guarantee and (B) that has executed an Item 1115 Agreement with Depositor.

                  "ESTIMATED SWAP TERMINATION  PAYMENT" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable manner as the maximum payment that  could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant  to
                  Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                  "FIRM OFFER"  means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible  Guarantee  that will become  legally  binding upon such Eligible Guarantor upon acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings  from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  part
                  5(d),  the Item 1115  Agreement,  or the  second  sentence  of Section 7 (as  amended  herein) to a transferee  (the  "TRANSFEREE")  of all,  but not less than all, of Party A's rights,  liabilities, duties and obligations  under this Agreement,  with respect to which transfer each of the following conditions  is  satisfied:  (a) the  Transferee  is an  Eligible  Replacement;  (b) Party A and the
                  Transferee  are both  "dealers  in  notional  principal  contracts"  within the meaning of Treasury regulations  section  1.1001-4;  (c) as of the date of such  transfer the  Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be  required  to gross up for  such  Tax  under  Section  2(d)(i)(4);  (d) an Event of  Default  or
                  Termination  Event  would  not  occur as a result  of such  transfer;  (e)  pursuant  to a  written instrument  (the  "Transfer  Agreement"),  the  Transferee  acquires  and  assumes  all  rights and obligations  of Party A under  the  Agreement  and the  relevant  Transaction;  (f)  such  Transfer
                  Agreement  is  effective  to transfer to the  Transferee  all,  but not less than all, of Party A's rights and  obligations  under the  Agreement  and all relevant  Transactions;  (g) Party A will be responsible  for any costs or expenses  incurred in connection  with such transfer  (including  any replacement  cost of  entering  into a  replacement  transaction);  (h) either (A) Moody's has been given prior  written  notice of such  transfer and the Rating  Agency  Condition is satisfied  with respect  to S&P or (B) each  Swap  Rating  Agency  has been  given  prior  written  notice  of such transfer and such transfer is in connection  with the  assignment  and assumption of this Agreement without  modification  of its terms,  other than party names,  dates relevant to the effective date of such transfer,  tax  representations  (provided that the representations in Part 2(a)(i) are not modified) and any other  representations  regarding the status of the  substitute  counterparty  of the type included in Part 5(b)(iv) or Part 5(v),  notice  information and account details;  and (i)
                  such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "POOLING AND SERVICING AGREEMENT" means the Series Supplement, dated as of February 1, 2007 to the Standard Terms of the Pooling and Servicing Agreement, dated as of December 1, 2006, among
                  Residential Accredit Loans, Inc., as the company (together with its permitted successors and assigns, the "Company"), Residential Funding Company, LlLC, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and Deutsche Bank Trust Company
                  Americas, as Trustee and supplemental interest trust trustee (together with its permitted successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee").

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction,.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

                  "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold  and the Moody's
                  Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB+".

                  "SWAP RATING AGENCIES" means,  with respect to any date of  determination,  each of S&P and Moody's but only to the  extent  that each such  rating  agency is then  providing  a rating for any of the
                  Certificates or any notes backed by the Certificates (the "Notes").

                                 [Remainder of this page intentionally left blank.]

The time of dealing  will be  confirmed by Party A upon  written  request.  Barclays is  regulated  by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly  sets forth all the terms and  conditions of our agreement with respect to the Transaction by responding  within three (3) Business Days by promptly  signing in the space provided below and both (i) faxing the signed  copy to Incoming  Transaction  Documentation,  Barclays  Capital  Global OTC  Transaction
Documentation & Management,  Global Operations, Fax +(44) 20-7773-6810/6857,  Tel +(44)  20-7773-6901/6904/6965,  and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North  Colonnade,  Canary Wharf,  London E14 4BB,  Attention
of Incoming Transaction  Documentation,  Barclays Capital Global OTC Transaction  Documentation & Management,  Global
Operation.  Your  failure to respond  within  such period  shall not affect the  validity  or  enforceability  of the
Transaction  against  you.  This  facsimile  shall  be the only  documentation  in  respect  of the  Transaction  and accordingly  no hard copy  versions  of this  Confirmation  for this  Transaction  shall be provided  unless  Party B requests such a copy.

------------------------------------------------------- ---------------------------------------------------------
For and on behalf of                                    For and on behalf of
BARCLAYS BANK PLC                                       DEUTSCHE BANK TRUST COMPANY AMERICAS, not individually
                                                        but solely as Supplemental Interest Trust Trustee on
                                                        behalf of the Supplemental Interest Trust with respect
                                                        to the RALI Series 2007-QH3 Trust, Mortgage
                                                        Asset-Backed Pass-Through Certificates, Series 2007-QH3

------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------- ---------------------------------------------------------

Name:                                                   Name:
Title:                                                  Title:
Date:                                                   Date:

------------------------------------------------------- ---------------------------------------------------------

Barclays  Bank PLC and its  Affiliates,  including  Barclays  Capital  Inc.,  may share with each other  information, including  non-public credit  information,  concerning its clients and prospective  clients.  If you do not want such information  to be shared,  you must write to the Director of  Compliance,  Barclays  Bank PLC, 200 Park Avenue,  New
York, NY 10166.

                                                    SCHEDULE I
   (all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

          From and including                        To but excluding                    Notional Amount (USD)

              4/25/2007                                5/25/2007                        336,728,763
              5/25/2007                                6/25/2007                        324,446,092
              6/25/2007                                7/25/2007                        312,611,791
              7/25/2007                                8/25/2007                        301,209,401
              8/25/2007                                9/25/2007                        290,223,070
              9/25/2007                                10/25/2007                       279,637,530
              10/25/2007                               11/25/2007                       269,438,078
              11/25/2007                               12/25/2007                       259,610,553
              12/25/2007                               1/25/2007                        250,141,314
              1/25/2008                                2/25/2008                        241,017,224
              2/25/2008                                3/25/2008                        232,225,632
              3/25/2008                                4/25/2008                        223,754,351
              4/25/2008                                5/25/2008                        215,591,644
              5/25/2008                                6/25/2008                        207,726,206
              6/25/2008                                7/25/2008                        200,147,149
              7/25/2008                                8/25/2008                        192,843,985
              8/25/2008                                9/25/2008                        185,806,613
              9/25/2008                                10/25/2008                       179,025,304
              10/25/2008                               11/25/2008                       172,490,686
              11/25/2008                               12/25/2008                       166,193,733
              12/25/2008                               1/25/2009                        160,125,749
              1/25/2009                                2/25/2009                        154,278,362
              2/25/2009                                3/25/2009                        148,643,503
              3/25/2009                                4/25/2009                        143,213,403
              4/25/2009                                5/25/2009                        137,980,577
              5/25/2009                                6/25/2009                        132,937,817
              6/25/2009                                7/25/2009                        128,078,177
              7/25/2009                                8/25/2009                        123,394,968
              8/25/2009                                9/25/2009                        118,881,747
              9/25/2009                                10/25/2009                       114,532,307
              10/25/2009                               11/25/2009                       110,340,669
              11/25/2009                               12/25/2009                       106,301,074
              12/25/2009                               1/25/2010                        102,407,972
              1/25/2010                                2/25/2010                          98,656,020
              2/25/2010                                3/25/2010                          95,040,070
              3/25/2010                                4/25/2010                          91,555,161
              4/25/2010                                5/25/2010                          88,195,703
              5/25/2010                                6/25/2010                          84,956,747
              6/25/2010                                7/25/2010                          81,835,159
              7/25/2010                                8/25/2010                          78,826,661
              8/25/2010                                9/25/2010                          75,926,540
              9/25/2010                                10/25/2010                         73,131,457
              10/25/2010                               11/25/2010                         70,437,586
              11/25/2010                               12/25/2010                         67,841,239
              12/25/2010                               1/25/2011                          65,338,494
              1/25/2011                                2/25/2022                          62,926,324
              2/25/2022                                 3/25/201                          60,601,433
               3/25/201                                4/25/2011                          58,360,643
              4/25/2011                                5/25/2011                          56,200,893
              5/25/2011                                6/25/2011                          54,118,748
              6/25/2011                                7/25/2011                          52,110,806
              7/25/2011                                8/25/2011                          50,175,487
              8/25/2011                                9/25/2011                          48,309,375
              9/25/2011                                10/25/2011                         46,507,475
              10/25/2011                               11/25/2011                         44,770,839
              11/25/2011                               12/25/2011                         43,096,337
              12/25/2011                               1/25/2012                          41,447,934
              1/25/2012                                2/25/2012                          39,798,118
              2/25/2012                                3/25/2012                          38,209,371

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                                             ANNEX A

                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement
                                         dated as of March 29, 2007 between
                       Barclays Bank PLC (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
  Deutsche Bank Trust Company Americas, not individually but solely as the Supplemental Interest Trust Trustee on behalf of Supplemental Interest Trust with respect to the RALI Series 2007-QH3 Trust, Mortgage Asset-Backed
       Pass-Through Certificates, Series 2007-QH3 (hereinafter referred to as "PARTY B" or "SECURED PARTY").

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement,  is part of its Schedule and is a Credit Support  Document  under this  Agreement with respect to Party A and, to the extent  provided in the
Schedule, Party B.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand  made by the  Secured  Party  on or  promptly  following  a  Valuation  Date"  and inserting  in lieu  thereof  the words  "not  later  than the close of  business  on each
                           Valuation  Date" and (II) by deleting in its  entirety  the  sentence  beginning  "Unless otherwise  specified  in Paragraph  13" and ending  "(ii) the Value as of that  Valuation
                           Date of all Posted  Credit  Support  held by the Secured  Party." and  inserting  in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the amount by which (a) the S&P Credit  Support  Amount for such  Valuation Date exceeds  (b) the  S&P  Value  as of such  Valuation  Date of all  Posted  Credit
                                    Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Credit  Support  Amount for
                                    such  Valuation  Date  exceeds (b) the Moody's  First  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit  Support Amount for
                                    such  Valuation  Date exceeds (b) the Moody's  Second  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party.

(B)      "RETURN  AMOUNT" has the meaning  specified  in  Paragraph  3(b) as amended by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified in Paragraph  13" and ending "(ii) the
                           Credit Support Amount." and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any Valuation  Date will equal the least of

                           (1)      the  amount by which (a) the S&P Value as of such  Valuation  Date of all Posted
                                    Credit  Support  held by the Secured  Party  exceeds (b) the S&P Credit  Support
                                    Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's Second Trigger Credit Support Amount for such Valuation Date.

(C)      "CREDIT SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date,  reference  shall be made to the S&P Credit Support  Amount,  the
                           Moody's First  Trigger  Credit  Support  Amount,  or the Moody's  Second  Trigger  Credit
                           Support  Amount,  in each  case  for such  Valuation  Date,  as  provided  in  Paragraphs
                           13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the  following  items will qualify as "ELIGIBLE  COLLATERAL"  (for the  avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                     MOODY'S            MOODY'S
                                                                      S&P         FIRST TRIGGER     SECOND TRIGGER
                                                                   VALUATION       VALUATION          VALUATION
                     COLLATERAL                                   PERCENTAGE       PERCENTAGE         PERCENTAGE
               (A)      Cash                                         100%             100%               100%
               (B)      Fixed-rate  negotiable debt obligations
                     issued  by the  U.S.  Treasury  Department
                     having a  remaining  maturity on such date      98.9%            100%               100%
                     of not more than one year
               (C)      Fixed-rate  negotiable debt obligations
                     issued  by the  U.S.  Treasury  Department
                     having a  remaining  maturity on such date     92.5.0%           100%                94%
                     of more  than one  year but not more  than
                     ten years
               (D)      Fixed-rate  negotiable debt obligations
                     issued  by the  U.S.  Treasury  Department
                     having a  remaining  maturity on such date      88.6%            100%                88%
                     of more than ten years
               Notwithstanding  the Valuation  Percentages set forth in the preceding table, upon the first Transfer of Eligible  Collateral  under this Annex,  the Pledgor  may,  at the  Pledgor's  expense,  agree the
               Valuation  Percentages  in relation to (B) through (D) above with the relevant  rating agency (to the extent such rating agency is providing a rating for the  Certificates),  and upon such  agreement (as evidenced in writing),  such Valuation  Percentages  shall supersede those set forth in the preceding table.

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not Applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  zero if (i) a Collateral  Event has occurred  and has been  continuing  (x) for at least 30 days or (y) since  this Annex was executed,  or (ii) a Required  Ratings  Downgrade  Event has occurred and is  continuing;
                           otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the  aggregate  Certificate  Principal  Balance  of  Certificates  and  the  aggregate principal  balance of any Notes rated by S&P is at the time of any transfer less than USD
                           50,000,000,  "MINIMUM TRANSFER AMOUNT" means USD 50,000;  provided further,  with respect to the Secured Party at any time when the Secured Party is a Defaulting  Party,  "MINIMUM
                           TRANSFER AMOUNT" means zero.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the  nearest  integral  multiple of USD 10,000.  The
                           Return  Amount  will be rounded  down to the  nearest  integral  multiple  of USD 10,000;
                           provided,  that if the Return  Amount is equal to all Posted  Credit  Support held by the
                           Secured Party, the Return  Amount will not be rounded.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT" means Party A; provided,  however,  that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to  designate as
                  Valuation Agent an independent party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A. All  calculations  by the  Valuation  Agent must be made in  accordance  with standard  market  practice,  including,  in the event of a dispute as to the Value of any Eligible
                  Credit  Support or Posted  Credit  Support,  by making  reference  to  quotations  received by the
                  Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION DATE" means each Local Business Day.

(iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable;  provided that the calculations  of Value and  Exposure  will be made as of  approximately  the same time on the same date. The Valuation  Agent will notify each party (or the other party,  if the Valuation  Agent is a party) of its  calculations  not later than the  Notification  Time on the applicable  Valuation
                  Date (or in the case of Paragraph  6(d),  the Local  Business Day  following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)      EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the definitions of Valuation Agent or
                  Valuation  Date, at any time at which neither  Party A nor, to the extent  applicable,  its Credit
                  Support Provider has a long-term  unsubordinated and unsecured debt rating of at least "BBB+" from
                  S&P, the Valuation  Agent shall (A) calculate  the Secured  Party's  Exposure and the S&P Value of
                  Posted  Credit  Suppport  on each  Valuation  Date based on  internal  marks and (B)  verify  such calculations  with  external  marks  monthly by obtaining  on the last Local  Business Day of each calendar  month two external  marks for each  Transaction  to which this Annex relates and for all
                  Posted Credit Suport;  such  verification  of the Secured  Party's  Exposure shall be based on the higher of the two  external  marks.  Each  external  mark in  respect  of a  Transaction  shall be obtained from an independent  Reference  Market-maker  that would be eligible and willing to enter into such  Transaction  in the  absence  of the  current  derivative  provider,  provided  that an external mark may not be obtained  from the same  Reference  Market-maker  more than four times in any 12-month  period.  The Valuation  Agent shall obtain these  external marks directly or through an  independent  third  party,  in either  case at no cost to Party B. The  Valuation  Agent shall calculate on each Valuation Date (for purposes of this  paragraph,  the last Local Business Day in each calendar  month referred to above shall be considered a Valuation  Date) the Secured  Party's
                  Exposure  based on the greater of the  Valuation  Agent's  internal  marks and the external  marks received.  If the S&P Value on any such  Valuation  Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit  Support Amount on such Valuation Date (in each case as determined  pursuant to this  paragraph),  Party A shall,  within three Local  Business Days of such Valuation Date,  Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)     NOTICE TO S&P.  At any time at which neither Party A nor, to the extent applicable, its Credit Support
                  Provider has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local
                  Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.
                  The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A: any Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs  5(i)(C)
                  and 5(ii),  the S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger Value, on any
                  date, of Eligible Collateral will be calculated as follows:

                  For Eligible Collateral comprised of Cash, the amount of such Cash.

                  For Eligible Collateral comprising securities,  the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national  securities  exchange on which such  securities are listed,  or (y) if such  securities  are not listed on a national  securities exchange,  the bid price for such securities  quoted at the Valuation Time by any principal market maker for such securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted for such  date,  the bid price  listed or quoted  (as the case may be) at the  Valuation
                  Time for the day next  preceding  such  date on  which  such  prices  were  available  and (2) the applicable  Valuation  Percentage for such Eligible  Collateral,  and (B) the accrued  interest on such securities  (except to the extent  Transferred to the Pledgor pursuant to Paragraph  6(d)(ii)
                  or included in the applicable  price referred to in the  immediately  preceding  clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                  Party B is not and will not be entitled to hold Posted  Collateral.  Party B's  Custodian  will be entitled to hold Posted  Collateral  pursuant  to  Paragraph  6(b);  provided  that the  following conditions applicable to it are satisfied:

(1)      The Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates.

(2)      The Custodian for Party B shall have a short-term  unsecured and unsubordinated  debt rating from S&P of at least "A-1."

                  Initially, the CUSTODIAN for Party B is:  the Supplemental Interest Trust Trustee.

(ii)     USE OF  POSTED  COLLATERAL.  The  provisions  of  Paragraph  6(c)(i)  will  not  apply  to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash  that is held by  Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight  (or  redeemable  within two Local  Business  Days of demand)
                  Permitted  Investments  rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa
                  by Moody's,  as directed by Party A (unless (x) an Event of Default or an  Additional  Termination
                  Event has occurred with respect to which Party A is the  defaulting or sole Affected  Party or (y)
                  an Early  Termination  Date has been  designated,  in which  case  such  investment  shall be held uninvested).  Gains and losses  incurred in respect of any investment of Posted  Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)     TRANSFER OF INTEREST AMOUNT.  The Transfer of the Interest Amount will be made on the second Local Business
                  Day following the end of each calendar  month and on any other Local  Business Day on which Posted
                  Collateral  in the  form of  Cash is  Transferred  to the  Pledgor  pursuant  to  Paragraph  3(b);
                  provided,  however,  that the  obligation  of Party B to Transfer any  Interest  Amount to Party A
                  shall be limited to the extent that Party B has earned and received  such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A:

                  5 The North Colonnade
                  Canary Wharf
                  London  E14 4BB, England
                  Attention:        Swaps Documentation
                  Facsimile No.:    0207-773-6857/6858
                  Telephone No.:    0207-773-6915/6904

                  with a copy to:

                  General Counsel's Office
                  200 Park Avenue
                  New York, NY  10166

                  Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

         If to Party B:

         Address for notices or communications to Party B:

                  Address:          Deutsche Bank Trust company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, CA  92705
                  Attention:        [please provide]
                  Phone:            714 247-6000
                  Fax:              714 855-1557

                  With a copy to:

                  Address:          Residential Funding Company, LLC
                                    2255 North Ontario, Suite 400
                                    Burbank, CA
                  Attention:        Bond Administration
                  Facsimile No.:    (818) 260-1815

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified  below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details:           Correspondent: BARCLAYS BANK PLC NEW YORK
                                    FEED: 026002574
                                    Beneficiary:  BARCLAYS SWAPS
                                    Beneficiary Account: 050-01922-8

         Party B account details:   As provided in writing from time to time.

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  segregated  account,  which  shall be an Eligible
                  Account, and hold, record and identify all Posted Collateral in such segregated account .

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  Moody's  Second  Trigger  Value".  Paragraph
                  4(d)(ii) is hereby  amended by (A) deleting the words "a Value" and  inserting in lieu thereof "an
                  S&P Value,  Moody's First Trigger  Value,  and Moody's  Second Trigger Value" and (B) deleting the words "the Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  and
                  Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value,  Moody's First  Trigger  Value,  or Moody's
                  Second  Trigger  Value".  Paragraph  5(i) (flush  language) is hereby amended by deleting the word
                  "Value" and inserting in lieu thereof "S&P Value,  Moody's First Trigger Value, and Moody's Second
                  Trigger  Value".  Paragraph  5(i)(C) is hereby  amended by deleting  the word "the Value,  if" and inserting in lieu thereof  "any one or more of the S&P Value,  Moody's  First  Trigger  Value,  or
                  Moody's Second Trigger Value,  as may be".  Paragraph  5(ii) is hereby amended by (1) deleting the first  instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P
                  Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value".  Each of  Paragraph  8(b)(iv)(B)  and
                  Paragraph  11(a) is hereby  amended by deleting  the word  "Value" and  inserting  in lieu thereof
                  "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA
                  Agreements  Subject to New York Law Only  version) as  published  and  copyrighted  in 1994 by the
                  International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of  Default  to exist  with  respect to
                  Party B  except  that  Paragraph  7(i)  will  apply  to Party B solely  in  respect  of Party  B's obligations  under  Paragraph 3(b) of the Credit Support  Annex.  Notwithstanding  anything to the contrary in  Paragraph  7, any failure by Party A to comply with or perform any  obligation  to be complied  with or  performed by Party A under the Credit  Support  Annex shall only be an Event of
                  Default if (A) a Required Ratings  Downgrade Event has occurred and been continuing for 30 or more
                  Local  Business  Days and (B) such failure is not  remedied on or before the third Local  Business
                  Day after notice of such failure is given to Party A.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will  reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

(viii)   ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT"  means  that no  Relevant  Entity has  credit  ratings  at least  equal to the
                  Approved Ratings Threshold.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming,  for this purpose  only,  that Part 1(f) of the Schedule is deleted)"  shall be inserted.

                  "LOCAL BUSINESS DAY" means,  for purposes of this Annex: any day on which (A) commercial banks are open for  business  (including  dealings in foreign  exchange  and foreign  currency  deposits) in
                  London, New York and the location of Party A, Party B and any Custodian,  and (B) in relation to a
                  Transfer of Eligible Collateral,  any day on which the clearance system agreed between the parties for the  delivery of Eligible  Collateral  is open for  acceptance  and  execution  of  settlement instructions  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which delivery is  contemplated  by other means a day on which  commercial  banks are open for  business
                  (including  dealings in foreign  exchange  and foreign  deposits)  in New York and the location of
                  Party A, Party B and any Custodian.

                  "MOODY'S FIRST TRIGGER  ADDITIONAL  COLLATERALIZED  AMOUNT" means, with respect to any Transaction and any Valuation  Date, the product of (i) the applicable  Moody's First Trigger Factor set forth in Table 1, and (ii) the Notional Amount for such  Transaction  for the  Calculation  Period which includes such Valuation Date.

                   "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess,  if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a Moody's  First Trigger  Ratings Event has occurred and has been  continuing (x) for at least 30 Local Business Days or (y)
                                    since this Annex was executed and (II) it is not the case that a Moody's  Second
                                    Trigger  Ratings  Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  an amount  equal to the  greater of (a) zero and (b) the sum of
                                    (i) the Secured Party's  Exposure for such Valuation Date and (ii) the aggregate
                                    of  Moody's   First   Trigger   Additional   Collateralized   Amounts   for  all
                                    Transactions; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER ADDITIONAL  COLLATERALIZED  AMOUNT" means, with respect to any Transaction and any Valuation Date, (A) if such Transaction is not a  Transaction-Specific  Hedge, the product of (i) the  applicable  Moody's  Second Trigger Factor set forth in Table 2, and (ii) the Notional
                  Amount for such Transaction for the Calculation  Period which includes such Valuation Date and (B)
                  if such Transaction is a  Transaction-Specific  Hedge,  the product of (a) the applicable  Moody's
                  Second Trigger Factor set forth in Table 3, and (b) the Notional  Amount for such  Transaction for the Calculation Period which includes such Valuation Date.

                   "MOODY'S  SECOND TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation  Date, the excess,  if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger
                                    Ratings Event has occurred and been  continuing  for at least 30 Local  Business
                                    Days, an amount equal to the greatest of (a) zero,  (b) the aggregate  amount of the  Next  Payments  for  all  Next  Payment  Dates,  and (c) the sum of (x) the
                                    Secured  Party's  Exposure  for such  Valuation  Date and (y) the  aggregate  of
                                    Moody's Second Trigger Additional  Collateralized  Amounts for all Transactions;
                                    or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S  SECOND  TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "NEXT  PAYMENT"  means,  in respect of the Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under  Section 2(a) on such Next Payment Date less any payments due to be made by Party B under  Section  2(a) on such  Next  Payment  Date (in each  case,  after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

                  "NEXT PAYMENT DATE" means the date on which the next  scheduled  payment under any  Transaction is due to be paid.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation  Date on which (i) no Relevant  Entity has credit ratings from
                                    S&P at least equal to the S&P Required  Ratings  Threshold or (ii) an S&P Rating
                                    Threshold  Event  has  occurred  and been  continuing  for at least 30 days,  an amount equal to the sum of (1) 100.0% of the Secured  Party's  Exposure for such
                                    Valuation  Date  and (2) the sum,  for each  Transaction  to  which  this  Annex relates,  of the product of (x) the S&P Volatility  Buffer for such Transaction, and (y) the Notional Amount of such  Transaction  for the Calculation  Period of such Transaction  (each as defined in the related  Confirmation)  which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P RATING  THRESHOLD  EVENT" means,  on any date, no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible  Collateral and (B)
                  the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "S&P  VOLATILITY  BUFFER"  means,  for any  Transaction,  the related  percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------

                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of            Maturity        Maturity        Maturity        Maturity
                  Party A, if applicable       up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  At least "A-2"                   2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value,  Moody's  First
                  Trigger Value,  or Moody's Second Trigger Value with respect to any Eligible  Collateral or Posted
                  Collateral,  the applicable S&P Valuation Percentage,  Moody's First Trigger Valuation Percentage,
                  or Moody's Second Trigger Valuation  Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE"  shall mean,  in respect of any date,  the related S&P Value,  the related  Moody's  First
                  Trigger Value, and the related Moody's Second Trigger Value.

                                 [Remainder of this page intentionally left blank]

                                                      Table 1

------------------------------------------ ---------------------------------- ----------------------------------
                REMAINING                        MOODY'S FIRST TRIGGER
                                            FACTOR--SINGLE CURRENCY INTEREST
                                                      RATE HEDGES
          WEIGHTED AVERAGE LIFE
            OF HEDGE IN YEARS                  (FIXED NOTIONAL AMOUNTS)
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
         Equal to or less than 1                         0.15%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 1 but less than or equal to
2                                                        0.30%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 2 but less than or equal to                0.40%
3
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 3 but less than or equal to
4                                                        0.60%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 4 but less than or equal to
5                                                        0.70%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 5 but less than or equal to
6                                                        0.80%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 6 but less than or equal to
7                                                        1.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 7 but less than or equal to
8                                                        1.10%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 8 but less than or equal to
9                                                        1.20%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 9 but less than or equal to
10                                                       1.30%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 10 but  less  than or equal
to 11                                                    1.40%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 11 but  less  than or equal
to 12                                                    1.50%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 12 but  less  than or equal
to 13                                                    1.60%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 13 but  less  than or equal
to 14                                                    1.70%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 14 but  less  than or equal
to 15                                                    1.80%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 15 but  less  than or equal
to 16                                                    1.90%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 16 but  less  than or equal
to 17                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 17 but  less  than or equal
to 18                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 18 but  less  than or equal
to 19                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 19 but  less  than or equal
to 20                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 20 but  less  than or equal
to 21                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 21 but  less  than or equal
to 22                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 22 but  less  than or equal
to 23                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 23 but  less  than or equal
to 24                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 24 but  less  than or equal
to 25                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 25 but  less  than or equal
to 26                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 26 but  less  than or equal
to 27                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 27 but  less  than or equal
to 28                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater  than 28 but  less  than or equal
to 29                                                    2.00%
------------------------------------------ ---------------------------------- ----------------------------------
------------------------------------------ ---------------------------------- ----------------------------------
Greater than 29                                          2.00%
------------------------------------------ ---------------------------------- ----------------------------------

                                                      Table 2

--------------------------------------- --------------------------------- --------------------------------
              REMAINING                      MOODY'S SECOND TRIGGER
                                        FACTOR--SINGLE CURRENCY INTEREST
                                                   RATE SWAPS
        WEIGHTED AVERAGE LIFE
          OF HEDGE IN YEARS              (TRANSACTION SPECIFIC HEDGES)
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
       Equal to or less than 1                       0.50%
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater than 1 but less than or equal                1.00%
to 2
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 2 but less than or equal               1.50%
to 3
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 3 but less than or equal               1.90%
to 4
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 4 but less than or equal               2.40%
to 5
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 5 but less than or equal               2.80%
to 6
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 6 but less than or equal               3.20%
to 7
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 7 but less than or equal               3.60%
to 8
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 8 but less than or equal               4.00%
to 9
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than 9 but less than or equal               4.40%
to 10
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  10  but  less  than  or               4.70%
equal to 11
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  11  but  less  than  or               5.00%
equal to 12
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  12  but  less  than  or               5.40%
equal to 13
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  13  but  less  than  or               5.70%
equal to 14
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  14  but  less  than  or               6.00%
equal to 15
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  15  but  less  than  or               6.30%
equal to 16
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  16  but  less  than  or               6.60%
equal to 17
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  17  but  less  than  or               6.90%
equal to 18
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  18  but  less  than  or               7.20%
equal to 19
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  19  but  less  than  or               7.50%
equal to 20
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  20  but  less  than  or               7.80%
equal to 21
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  21  but  less  than  or               8.00%
equal to 22
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  22  but  less  than  or               8.00%
equal to 23
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  23  but  less  than  or               8.00%
equal to 24
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  24  but  less  than  or               8.00%
equal to 25
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  25  but  less  than  or               8.00%
equal to 26
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  26  but  less  than  or               8.00%
equal to 27
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  27  but  less  than  or               8.00%
equal to 28
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater  than  28  but  less  than  or               8.00%
equal to 29
--------------------------------------- --------------------------------- --------------------------------
--------------------------------------- --------------------------------- --------------------------------
Greater than 29                                      8.00%
--------------------------------------- --------------------------------- --------------------------------

                     Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                      Table 3

----------------------------------------- -------------------------------- --------------------------------
               REMAINING
                                              MOODY'S SECOND TRIGGER
         WEIGHTED AVERAGE LIFE                FACTOR--SINGLE CURRENCY
           OF HEDGE IN YEARS                   INTEREST RATE HEDGES
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
        Equal to or less than 1                        0.65%
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater than 1 but less than or equal                  1.30%
to 2
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 2 but  less  than or equal               1.90%
to 3
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 3 but  less  than or equal               2.50%
to 4
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 4 but  less  than or equal               3.10%
to 5
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 5 but  less  than or equal               3.60%
to 6
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 6 but  less  than or equal               4.20%
to 7
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 7 but  less  than or equal               4.70%
to 8
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 8 but  less  than or equal               5.20%
to 9
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 9 but  less  than or equal               5.70%
to 10
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 10 but less  than or equal               6.10%
to 11
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 11 but less  than or equal               6.50%
to 12
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 12 but less  than or equal               7.00%
to 13
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 13 but less  than or equal               7.40%
to 14
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 14 but less  than or equal               7.80%
to 15
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 15 but less  than or equal               8.20%
to 16
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 16 but less  than or equal               8.60%
to 17
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 17 but less  than or equal               9.00%
to 18
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 18 but less  than or equal               9.40%
to 19
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 19 but less  than or equal               9.70%
to 20
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 20 but less  than or equal              10.00%
to 21
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 21 but less  than or equal              10.00%
to 22
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 22 but less  than or equal              10.00%
to 23
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 23 but less  than or equal              10.00%
to 24
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 24 but less  than or equal              10.00%
to 25
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 25 but less  than or equal              10.00%
to 26
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 26 but less  than or equal              10.00%
to 27
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 27 but less  than or equal              10.00%
to 28
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater  than 28 but less  than or equal              10.00%
to 29
----------------------------------------- -------------------------------- --------------------------------
----------------------------------------- -------------------------------- --------------------------------
Greater than 29                                       10.00%
----------------------------------------- -------------------------------- --------------------------------